SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 – K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: April 7, 2005

STARINVEST GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-108049	91-1317131
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

122 East 42nd Street, Suite 2715, New York, NY 10168
(Address of principal executive offices)

Registrant's telephone number, including area code:  212-514-6600

Exus Global, Inc.,115 East 57th 11th Floor, New York, NY 10022
(Former name or former address, if changed since last report)

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the initial filing of this Form 8-K that was filed by StarInvest Group, Inc. (the “Company”) on December 30, 2004. The initial filing disclosed that HJ & Associates, LLC informed the Company that it would resign as the Company’s independent registered public accounting firm. The purpose of this amendment is to update the disclosures contained in Item 4.01 regarding the appointment of a new independent accountant.

Item 3.02 Unregistered Sales of Equity Securities.

On December 27, 2004,  we issued an aggregate of  74,000,000  shares of our "restricted"  common  stock to three (3)  persons or  entities,  including  (i) 50,000,000  shares  issued to a  non-affiliate  of our  Company (as that term is defined  under Regulation D, Rule 501,  under the  Securities  Act of 1933, as amended) for aggregate consideration of $15,000, (ii) 9,000,000 common shares to another  non-affiliate  pursuant  to  anti-dilution  provisions  included  in  a previously executed agreement, and (iii) 15,000,000 to Ike Sutton, our President and Chief Executive Officer,  who converted $45,000 in debt which we owed to him in consideration  for the shares. We relied upon the exemption from registration afforded by Regulation D and Section 4/2, as applicable, promulgated under the Securities Act of 1933, as amended, to issue these securities.

Item 4.01 Change in Registrant's Certifying Accountant

Effective December 30, 2004, the firm of HJ and Associates, LLC ("HJ"), our independent accountant during the period from May 24, 2004 to December 30, 2004, resigned.  HJ did not audit our financial statements, but did review our quarterly reports for the previous two fiscal quarters.

Through the date of this Report, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing  scope of  procedures,  which  disagreements,  if not  resolved  to the satisfaction  of HJ, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

We have requested that HJ furnish us with a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of such letter, dated December 30, 2004, was filed as Exhibit 16.2 to the Form 8-K filed on December 30, 2004.

On April 7, 2005, the Company engaged Larry O’Donnell, Certified Public Accountant, ("O’Donnell") as our new independent accountant for the fiscal year ended December 31, 2004. We have not consulted with O’Donnell regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to the Company by O’Donnell concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

A)

Financial Statements:

N/A

B)

Exhibits:

Exhibit Number	Document	Location
16.2	Letter from HJ and Associates, LLC	Previously filed as Exhibit to Registrant’s Form 8-K filed December 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StarInvest Group, Inc.

April 15, 2005 Date	/s/ Isaac H. Sutton Isaac H. Sutton, Chief Executive Officer